UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Diane J. Drake
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, CA 91740
(Name and address of agent for service)

(626) 385-5777
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2023

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

KL Allocation Fund

Advisor Class (GAVAX)

Institutional Class (GAVIX)

ANNUAL REPORT

AUGUST 31, 2023

KL Allocation Fund

A series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	5
Schedule of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	27
Supplemental Information	28
Expense Example	36

This report and the financial statements contained herein are provided for the general information of the shareholders of the KL Allocation Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

 www.knowledgeleadersfunds.com

Dear Shareholders,

In the KL Allocation Fund, we remain focused on investing over the whole business cycle. As of the end of fiscal 2023, the portfolio maintained its history of attractive risk-adjusted performance, returning 5.14% annualized since inception. With a dual mandate of capital appreciation and capital preservation, looking at the risk-adjusted performance of the portfolio can offer another useful assessment. For example, the portfolio was only 73% correlated to the benchmark Morningstar Developed Markets Large-Mid Cap Index compared to 100% for the benchmark, yet it generated alpha, a measure of excess return, of 0.87%. Putting these two risk stats together illustrates the fund’s history of generating excess returns with a much lower correlation to the benchmark. In addition, the fund turned in an overall capture statistic of 117%, compared to the 100% for the benchmark. Finally, the portfolio’s consistent low risk since inception can be observed in the fund’s beta statistic of 0.39, compared to 1.00 for the benchmark (all data above, GAVIX since inception as of 8/31/23).

Fund Performance (as of 8/31/23)	1Y (%)	5Y (% annualized)	10Y (% annualized)	Since Inception 9/30/10 (% annualized)
KL Allocation Fund (GAVIX)	4.34	1.73	3.86	5.14
KL Allocation Fund (GAVAX)	4.10	1.47	3.60	4.86
Benchmark Performance
Morningstar DM Large-Mid Cap Index	15.32	7.99	9.14	9.41
Morningstar US Treasury Bond Index	-2.18	0.21	0.91	1.16

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and month-end performance may be obtained by calling (888) 998-9890.

As of 6/30/2023, the 1-year, 5-year, 10-year and since inception annualized total returns for the KL Allocation Fund Advisor Class were 2.37%, 1.06%, 3.62% and 4.98% and Institutional Class were 2.57%, 1.31%, 3.88% and 5.26%, respectively. The Morningstar Developed Markets Large-Mid Cap Index 1-year, 5-year, 10-year and since inception annualized total returns as of 6/30/2023 were 18.25%, 8.71%, 9.36% and 9.46%. The inception date for the KL Allocation Fund is 09/30/10.

Based upon the Fund’s current prospectus, the net and gross total operating expense of the fund are 1.53%/1.60% for the Advisor class and 1.28%/1.35% for the Institutional classes. The net annual expenses include the acquired fees and expenses but deducts the expense waivers being provided. The net annual expenses benefit from expense waivers that may not require reimbursement. The board of trustees intends to provide the waivers until 12/31/2023, subject to change.

1600 Broadway, Suite 1600, Denver, CO 80202 | T. 303.763.1810 | www.KnowledgeLeadersCapital.com

Nagging inflation has been the dominant narrative of 2023 across the world. But as of this writing, that narrative appears to be changing. In June, the US reported year-over-year CPI inflation of 3.1%, down from a peak of 8.9%, a year ago in June 2022 and coming in below expectations. This disinflationary trend is not just a US phenomenon. Looking across the world we see inflation trends bending over, heading back toward longer-term trend rates.

●	In Europe, some of the more dramatic disinflationary trends are: 1) CPI year-over-year peaked in Belgium in October 2022 at 12.3% and since fell to 4.2%. 2) In Spain, the CPI 1-year % change has fallen to 1.9% from a peak of 10.8% in July 2022.

●	In Asia, some of the more dramatic disinflationary trends are: 1) China’s latest year-over-year CPI reading was 0%, down from 2.8% in September 2022. 2) In South Korea, CPI inflation year-over-year has fallen to 2.7% from a peak of 6.3% in July 2022. 3) Most dramatic in Asia is the disinflation trend in Thailand, where CPI inflation year-over-year is 0.2%, down from a peak of 7.9% in August 2022.

●	In the Americas, disflationary trends are playing out as well: 1) The US CPI ex-shelter has fallen to 0.8% year-over-year, down from a peak of 11.3% in June 2022. 2) Even inflation-prone Brazil has seen its CPI year-over-year fall to 3.2%, down from a peak of 12.1% in April 2022.

When we look at one of the most basic leading indicators for inflation—the Producer Price Index (PPI)—global trends appear even more favorable. Some of the more impressive trends are:

1)	In Asia, the year-over year PPI is falling -10.8% in China, -3.5% in India, -4.6% in Malaysia, and -5% in Thailand.

2)	In Developed Europe, 12 out 14 countries are reporting PPI deflation. The biggest standout is Norway, where PPI inflation is deflating at a 28.5% year-over-year rate.

3)	In the Americas, we see the PPI in Canada deflating at -6.3% year-over-year.

4)	In Mexico the PPI is deflating -0.9% year-over-year and, most stunning, in Brazil the PPI is deflating at -11.2% year-over-year, down from +43.8% year-over-year in July 2021.

In addition to the above, the Bloomberg Commodity Index is down -24.5% from its peak in June 2022. Also, the Adobe Digital Price Index is deflating by -2.8% year-over-year, down from a peak of 3.6% in March 2022. The Bloomberg consensus for US year-end CPI inflation year-over-year is 4.1%, down 20 basis points (bps) since the start of the quarter, while the estimate for GDP growth has risen 30bps since the end of Q1 2023 to 1.3%. These data points suggest a greater possibility of a soft landing for the US economy, contributing to the three quarters of consecutive gains in the S&P 500 we experienced in the second quarter of 2023. Furthermore, the Bloomberg Economic Surprise Index has been on a tear since April 7, 2023, hitting its highest level since April 2021, suggesting the odds of a recession are lower than many thought just three months ago.

The recent plunge in the USD below support levels is the last piece to include in this discussion. Because the US has maintained higher rates than most of the rest of the world, the USD has been strong. With the USD breaking down, we interpret this as further evidence that the rate structure in the US may have peaked, and the carry advantage of the USD is fading. The move in the Japanese yen from 145 to 138 (despite a nearly 5% difference in short rates) speaks to investors’ anticipation of a narrowing interest rate spread, a function of falling inflation.

1600 Broadway, Suite 1600, Denver, CO 80202 | T. 303.763.1810 | www.KnowledgeLeadersCapital.com

In the KL Allocation Fund, most recently we decreased our equity position. With short rates above 5%, we have a substantial 64% of our portfolio in short duration fixed income securities. In order to capture this income and maintain exposure to the stock market for growth in the portfolio, we ventured into some leveraged ETFs to complement our equity holdings. The logic is pretty straightforward: if we can hold just under 20% of the fund in leveraged ETFs, we can allocate an extra 20% of the fund to short duration fixed income. Within the equity portion of the portfolio, our sector weightings are tilted toward the “growthier” sectors while fading the traditional value sectors.

In this thirteenth annual letter, the market continues to validate our investment hypothesis. Our strategy is based on the Knowledge Effect, a market inefficiency through which highly innovative companies tend to generate excess returns in the stock market. We seek to achieve the fund’s dual mandate of capital appreciation and capital preservation by combining this equity strategy investing in Knowledge Leaders with a multi-asset approach aimed at limiting downside exposure and volatility. Thank you for your continued support.

Steven Vannelli, CFA

Portfolio Manager

Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 888.998.9890 or visit our website at www.KnowledgeLeadersFunds.com. The views in this letter were as of 8/31/23 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Important Information and Investment Risks

The value of the securities held by the Fund will change due to general market and economic conditions and industry perceptions. Investments in non-US issuers may involve unique risks. Currency fluctuation, adverse political, economic or social developments could undermine the value of the Fund’s investments. The securities of mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. An investment in a fund that is less diversified across countries or geographic regions is generally riskier than an investment in a more geographically diversified fund. Allocations and holdings are subject to change. There are no guarantees the strategies will be successful, or the fund’s investment objective will be met.

Alpha is a measure of the portfolio’s risk adjusted performance. When compared to the portfolio’s beta, a positive alpha indicates better-than-expected portfolio performance and a negative alpha worse-than expected portfolio performance. Correlation is the extent to which the returns of different types of investments move in tandem with one another in response to changing economic and market conditions. Correlation is measured on a scale of -1 (negatively correlated) to +1 (completely correlated). Low correlation or negative correlation to traditional stocks and bonds may help reduce risk in a portfolio and provide downside protection. Overall Capture is the ratio between up capture ratio and down capture ratio. An Overall Capture Ratio greater than 100% means the investment went up more than the market (benchmark) when the market had positive returns than the investment went down when the market had negative returns. Beta is a measure of the fund’s sensitivity to market movements. A portfolio with a beta greater than 1 is more volatile than the market and a portfolio with a beta less than 1 is less volatile than the market. The Fund’s primary performance benchmark is the Morningstar Developed Markets Large-Mid Cap Index, a subset of large-cap and mid-cap stocks in the Morningstar Developed Markets Index, a broad market Index representing 97% of Developed Markets equity market capitalization. Indexes are unmanaged and do not reflect fees or expenses. An investor cannot invest directly in an index.

1600 Broadway, Suite 1600, Denver, CO 80202 | T. 303.763.1810 | www.KnowledgeLeadersCapital.com

©2023 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. Knowledge Leaders Funds are not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Knowledge Leaders Funds or any member of the public regarding the advisability of investing in mutual funds or ETFs generally or in the Knowledge Leaders Funds in particular or the ability of the Knowledge Leaders Funds to track mutual fund or ETF market performance. THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE KNOWLEDGE LEADERS FUNDS OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS OMISSIONS, OR INTERRUPTIONS THEREIN.

1600 Broadway, Suite 1600, Denver, CO 80202 | T. 303.763.1810 | www.KnowledgeLeadersCapital.com

KL Allocation Fund

FUND PERFORMANCE at August 31, 2023 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, with a similar investment in the Morningstar Developed Markets Large-Mid Cap Index and the Morning US Treasury Bond Index during the periods shown. The performance graph above is shown for the Fund’s Institutional Class shares, Advisor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Morningstar Developed Markets Large-Mid Cap Index is a subset of large-cap and mid-cap stocks in the Morningstar Developed Markets Index, a broad market Index representing 97% of Developed Markets equity market capitalization. The Morningstar US Treasury Bond Index measures the performance of fixed-rate, investment-grade USD-denominated Treasury bonds with maturities greater than one year. These indices do not reflect expenses, fees or sales charge, which would lower performance. These indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of August 31, 2023	1 Year	5 Years	10 Years
Advisor Class	4.10%	1.47%	3.60%
Institutional Class	4.34%	1.73%	3.86%
Morningstar Developed Markets Large-Mid Cap Index	15.32%	7.99%	9.14%
Morningstar US Treasury Bond Index	-2.18%	0.21%	0.91%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and month-end performance may be obtained by calling (888) 998-9890.

KL Allocation Fund

FUND PERFORMANCE at August 31, 2023 (Unaudited) - Continued

Primary Index Disclaimers

The KL Allocation Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc., or any of its affiliated companies (all such entities, collectively, "Morningstar Entities"). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the KL Allocation Fund or any member of the public regarding the advisability of investing in mutual funds generally or in the KL Allocation Fund in particular or the ability of the KL Allocation Fund to track general capital markets performance. The Morningstar Entities' only relationship to Knowledge Leaders Capital is the licensing of certain service marks and service names of Morningstar and of the Morningstar Index Data which are determined, composed and calculated by the Morningstar Entities without regard to Knowledge Leaders Capital or the KL Allocation Fund. The Morningstar Entities have no obligation to take the needs of Knowledge Leaders Capital or the owners of the KL Allocation Fund into consideration in determining, composing or calculating the Morningstar Index Data. The Morningstar Entities are not responsible for and has not participated in the determination of the prices and amount of the KL Allocation Fund or the timing of the issuance or sale of the KL Allocation Fund or in the determination or calculation of the equation by which the KL Allocation Fund is converted into cash. The Morningstar Entities have no obligation or liability in connection with the administration, marketing or trading of the KL Allocation Fund.

Secondary Index Disclaimer

The KL Allocation Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc., or any of its affiliated companies (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the KL Allocation Fund or any member of the public regarding the advisability of investing in mutual funds generally or in the KL Allocation Fund in particular or the ability of the KL Allocation Fund to track general market performance.  The Morningstar Entities’ only relationship to Knowledge Leaders Capital is the licensing of certain service marks and service names of Morningstar and of the Morningstar Index Data which are determined, composed and calculated by the Morningstar Entities without regard to Knowledge Leaders Capital or the KL Allocation Fund.  The Morningstar Entities have no obligation to take the needs of Knowledge Leaders Capital or the owners of the KL Allocation Fund into consideration in determining, composing or calculating the Morningstar Index Data.  The Morningstar Entities are not responsible for and has not participated in the determination of the prices and amount of the KL Allocation Fund or the timing of the issuance or sale of the KL Allocation Fund or in the determination or calculation of the equation by which the KL Allocation Fund is converted into cash.  The Morningstar Entities have no obligation or liability in connection with the administration, marketing or trading of the KL Allocation Fund.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN AND THE MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE MORNINGSTAR ENTITIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY KNOWLEDGE LEADERS CAPITAL, OWNERS OR USERS OF THE KL ALLOCATION FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN. THE MORNINGSTAR ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE MORNINGSTAR ENTITIES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING lOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

KL Allocation Fund

FUND PERFORMANCE at August 31, 2023 (Unaudited) - Continued

Gross and net expense ratios for the Advisor Class shares were 1.60% and 1.53%, respectively and for Institutional Class shares were 1.35% and 1.28%, respectively, which were stated in the current prospectus dated January 1, 2023. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.50% and 1.25% of the average daily net assets of the Advisor Class and Institutional Class shares of the Fund, respectively. This agreement is in effect until December 31, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

KL Allocation Fund

SCHEDULE OF INVESTMENTS

As of August 31, 2023

Number of Shares		Value
	COMMON STOCKS — 43.9%
	COMMUNICATION SERVICES — 4.1%
9,914	Capcom Co., Ltd.	$418,204
36,964	Fuji Media Holdings, Inc.	385,894
5,906	IAC, Inc.*	326,779
5,330	Roku, Inc.*	432,796
		1,563,673
	CONSUMER DISCRETIONARY — 4.6%
14,056	Asics Corp.	511,580
2,764	Installed Building Products, Inc.	400,034
14,056	Thule Group A.B.[1]	406,249
1,450	TopBuild Corp.*	420,616
		1,738,479
	CONSUMER STAPLES — 1.2%
10,296	Ajinomoto Co., Inc.	436,168

	FINANCIALS — 1.1%
39,752	Rocket Cos., Inc. - Class A*	424,551

	HEALTH CARE — 1.0%
2,464	Straumann Holding A.G.	372,510

	INDUSTRIALS — 19.2%
10,264	ABB Ltd.	390,299
2,560	Ametek, Inc.	408,346
27,408	Atlas Copco AB - A Shares	362,367
2,434	CSW Industrials, Inc.	437,219
1,962	Eaton Corp. PLC[2]	451,986
4,626	Graco, Inc.	365,177
6,362	Hitachi Ltd.	422,833
6,098	Ingersoll Rand, Inc.	424,482
1,994	Lincoln Electric Holdings, Inc.	383,765
1,008	Parker-Hannifin Corp.	420,235
1,180	Rockwell Automation, Inc.	368,254
2,736	Simpson Manufacturing Co., Inc.	437,103
1,372	Snap-on, Inc.	368,519
5,930	Stantec, Inc.	396,123
5,718	Trex Co., Inc.*	408,094
530	W.W. Grainger, Inc.	378,494
1,090	Watsco, Inc.	397,360
3,588	Westinghouse Air Brake Technologies Corp.	403,722
		7,224,378

KL Allocation Fund

SCHEDULE OF INVESTMENTS - Continued

As of August 31, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	INFORMATION TECHNOLOGY — 6.2%
4,746	Amphenol Corp. - Class A	$419,452
2,196	Novanta, Inc.*[2]	366,688
3,874	ON Semiconductor Corp.*	381,434
23,750	Rakus Co., Ltd.	386,005
7,688	STMicroelectronics N.V.	362,837
876	Synopsys, Inc.*	401,988
		2,318,404

	MATERIALS — 5.5%
876	ASM International N.V.	421,685
45,028	Daicel Corp.	375,887
42,018	Kuraray Co., Ltd.	477,280
882	Martin Marietta Materials, Inc.	393,733
1,808	Vulcan Materials Co.	394,596
		2,063,181

	REAL ESTATE — 1.0%
7,522	Zillow Group, Inc. - Class C*	392,348
	TOTAL COMMON STOCKS
	(Cost $16,701,881)	16,533,692
	EXCHANGE-TRADED FUNDS — 40.9%
41,794	BondBloxx Bloomberg Six Month Target Duration U.S. Treasury - ETF	2,102,029
87,796	iShares Treasury Floating Rate Bond - ETF	4,454,769
88,810	U.S. Treasury 3 Month Bill - ETF	4,449,381
88,040	WisdomTree Floating Rate Treasury Fund - ETF	4,431,934
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $15,407,669)	15,438,113
	SHORT-TERM INVESTMENTS — 15.4%
5,819,844	Fidelity Institutional Government Portfolio - Class I, 5.13%[3]	5,819,844
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $5,819,844)	5,819,844

	TOTAL INVESTMENTS — 100.2%
	(Cost $37,929,394)	37,791,649
	Liabilities Less Other Assets — (0.2)%	(89,037)
	TOTAL NET ASSETS — 100.0%	$37,702,612

PLC – Public Limited Company

*	Non-income producing security.
[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $406,249, which represents 1.1% of total net assets of the Fund.

KL Allocation Fund

SCHEDULE OF INVESTMENTS - Continued

As of August 31, 2023

[2]	Foreign security denominated in U.S. Dollars.
[3]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

KL Allocation Fund

SUMMARY OF INVESTMENTS

As of August 31, 2023

Security Type/Country	Percent of Total Net Assets
Common Stocks
United States	27.6%
Japan	9.1%
Switzerland	3.0%
Sweden	2.0%
Netherlands	1.1%
Canada	1.1%
Total Common Stocks	43.9%
Exchange-Traded Funds
United States	40.9%
Total Exchange-Traded Funds	40.9%
Short-Term Investments	15.4%
Total Investments	100.2%
Liabilities Less Other Assets	(0.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

KL Allocation Fund

STATEMENT OF ASSETS AND LIABILITIES

As of August 31, 2023

Assets:
Investments, at value (cost $37,929,394)	$37,791,649
Foreign currency, at value (cost $7,106)	7,149
Receivables:
Fund shares sold	4,858
Dividends and interest	106,806
Prepaid expenses	20,996
Total Assets	37,931,458

Liabilities:
Payables:
Fund shares redeemed	111,239
Advisory fees	13,255
Shareholder servicing fees (Note 6)	7,953
Distribution fees - Advisor Class (Note 7)	1,585
Fund administration and accounting fees	20,718
Transfer agent fees and expenses	12,162
Custody fees	12,445
Auditing fees	19,710
Trustees' deferred compensation (Note 3)	11,303
Shareholder reporting fees	6,070
Trustees' fees and expenses	3,048
Chief Compliance Officer fees	1,634
Accrued other expenses	7,724
Total Liabilities	228,846
Commitments and contingencies (Note 3)
Net Assets	$37,702,612

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$47,425,769
Total distributable earnings (accumulated deficit)	(9,723,157)
Net Assets	$37,702,612

Maximum Offering Price per Share:
Advisor Class Shares:
Net assets applicable to shares outstanding	$6,618,798
Shares of beneficial interest issued and outstanding	591,853
Redemption price per share	$11.18

Institutional Class Shares:
Net assets applicable to shares outstanding	$31,083,814
Shares of beneficial interest issued and outstanding	2,696,572
Redemption price per share	$11.53

See accompanying Notes to Financial Statements.

KL Allocation Fund

STATEMENT OF OPERATIONS

For the Year Ended August 31, 2023

Investment income:
Dividends (net of foreign withholding taxes of $12,015)	$764,558
Interest	270,662
Total investment income	1,035,220

Expenses:
Advisory fees	411,847
Shareholder servicing fees (Note 6)	54,981
Distribution fees – Advisor Class (Note 7)	18,656
Fund administration and accounting fees	96,384
Transfer agent fees and expenses	49,150
Custody fees	22,600
Registration fees	45,001
Legal fees	22,602
Auditing fees	19,900
Shareholder reporting fees	14,002
Trustees' fees and expenses	11,201
Chief Compliance Officer fees	9,851
Tax reclaim service fees	6,044
Miscellaneous	4,000
Insurance fees	3,800
Total expenses	790,019
Advisory fees waived	(193,310)
Net expenses	596,709
Net investment income (loss)	438,511

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	142,012
Foreign currency transactions	14,372
Net realized gain (loss)	156,384
Net change in unrealized appreciation/depreciation on:
Investments	1,307,861
Foreign currency translations	4,044
Net change in unrealized appreciation/depreciation	1,311,905
Net realized and unrealized gain (loss)	1,468,289

Net Increase (Decrease) in Net Assets from Operations	$1,906,800

See accompanying Notes to Financial Statements.

KL Allocation Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$438,511	$440,659
Net realized gain (loss) on investments and foreign currency transactions	156,384	(8,867,191)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	1,311,905	(13,004,743)
Net increase (decrease) in net assets resulting from operations	1,906,800	(21,431,275)

Distributions to Shareholders:
Distributions:
Advisor Class	-	(1,127,082)
Institutional Class	-	(10,836,485)
Total distributions to shareholders	-	(11,963,567)

Capital Transactions:
Net proceeds from shares sold:
Advisor Class	67,235	543,078
Institutional Class	1,074,792	17,666,285
Reinvestment of distributions:
Advisor Class	-	1,117,551
Institutional Class	-	10,481,992
Cost of shares redeemed:
Advisor Class	(2,058,147)	(6,041,931)
Institutional Class	(21,170,689)	(120,982,767)
Net increase (decrease) in net assets from capital transactions	(22,086,809)	(97,215,792)

Total increase (decrease) in net assets	(20,180,009)	(130,610,634)

Net Assets:
Beginning of period	57,882,621	188,493,255
End of period	$37,702,612	$57,882,621
Capital Share Transactions:
Shares sold:
Advisor Class	6,236	42,640
Institutional Class	94,766	1,320,632
Shares reinvested:
Advisor Class	-	86,767
Institutional Class	-	792,889
Shares redeemed:
Advisor Class	(188,348)	(472,993)
Institutional Class	(1,885,502)	(9,503,283)
Net increase (decrease) in capital share transactions	(1,972,848)	(7,733,348)

See accompanying Notes to Financial Statements.

KL Allocation Fund

FINANCIAL HIGHLIGHTS

Advisor Class

Per share operating performance.

For a capital share outstanding throughout each year.

	For the Year Ended August 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.74	$14.20	$15.13	$13.92	$14.05
Income from Investment Operations:
Net investment income (loss) [1]	0.08	0.02	(0.05)	(0.03)	0.11
Net realized and unrealized gain (loss)	0.36	(2.33)	0.38	2.14	0.60
Net increase from payments by affiliates	-	-	-	-	- [2]
Total from investment operations	0.44	(2.31)	0.33	2.11	0.71

Less Distributions:
From net investment income	-	-	(0.31)	-	-
From net realized gain	-	(1.15)	(0.95)	(0.90)	(0.84)
Total distributions	-	(1.15)	(1.26)	(0.90)	(0.84)

Net asset value, end of period	$11.18	$10.74	$14.20	$15.13	$13.92

Total return[3]	4.10%	(17.60)%	2.03%	16.28%	5.71%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,619	$8,315	$15,869	$24,780	$17,389

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	1.94%[5]	1.57%	1.45%	1.47%	1.45%
After fees waived and expenses absorbed/recovered	1.51%[5]	1.50%	1.45%	1.47%	1.45%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	0.32%	0.07%	(0.31)%	(0.24)%	0.80%
After fees waived and expenses absorbed/recovered	0.75%	0.14%	(0.31)%	(0.24)%	0.80%

Portfolio turnover rate	220%	206%	140%	215%	212%

[1]	Based on average shares outstanding for the year.

[2]	Amount represents less than $0.01 per share.

[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Affiliate reimbursed the Fund $679 for losses from a trade error. The reimbursement had no impact to the total return.

[5]	If tax reclaim expense had been excluded, the expense ratios would have been lowered by 0.01% for the year ended August 31, 2023.

See accompanying Notes to Financial Statements.

KL Allocation Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each year.

	For the Year Ended August 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.05	$14.53	$15.45	$14.16	$14.25
Income from Investment Operations:
Net investment income (loss) [1]	0.11	0.05	(0.01)	- [2]	0.14
Net realized and unrealized gain (loss)	0.37	(2.38)	0.38	2.19	0.61
Net increase from payments by affiliates	-	-	-	-	- [2]
Total from investment operations	0.48	(2.33)	0.37	2.19	0.75

Less Distributions:
From net investment income	-	-	(0.34)	-	-
From net realized gain	-	(1.15)	(0.95)	(0.90)	(0.84)
Total distributions	-	(1.15)	(1.29)	(0.90)	(0.84)

Net asset value, end of period	$11.53	$11.05	$14.53	$15.45	$14.16

Total return[3]	4.34%	(17.32)%	2.27%	16.58%	5.93%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$31,084	$49,568	$172,624	$157,025	$134,007

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	1.69%[5]	1.32%	1.20%	1.22%	1.20%
After fees waived and expenses absorbed/recovered	1.26%[5]	1.25%	1.20%	1.22%	1.20%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	0.57%	0.32%	(0.06)%	0.01%	1.04%
After fees waived and expenses absorbed/recovered	1.00%	0.39%	(0.06)%	0.01%	1.04%

Portfolio turnover rate	220%	206%	140%	215%	212%

[1]	Based on average shares outstanding for the year.

[2]	Amount represents less than $0.01 per share.

[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Affiliate reimbursed the Fund $679 for losses from a trade error. The reimbursement had no impact to the total return.

[5]	If tax reclaim expense had been excluded, the expense ratios would have been lowered by 0.01% for the year ended August 31, 2023.

See accompanying Notes to Financial Statements.

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS

August 31, 2023

Note 1 – Organization

KL Allocation Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek long-term capital appreciation with an emphasis on capital preservation. The Fund commenced investment operations on September 30, 2010, with two classes of shares, Advisor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing. Prior to September 8, 2022, securities were valued at fair value as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee were subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee met as needed. The Valuation Committee was comprised of all the Trustees, but action may have been taken by any one of the Trustees.

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2023

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board reviews the independent third party fair valuation analysis report quarterly.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares in proportion to their relative net assets, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(c) Exchange Traded Funds (“ETFs”)

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these acquired expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.

Each ETF in which the Fund invests is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk, and risks associated with fixed-income securities.

(d) Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2023

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(e) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of August 31, 2023, and during the prior three open tax years the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders

The Fund will make distributions of net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(g) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2023

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Knowledge Leaders Capital, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.90% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N -1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% and 1.25% of the average daily net assets of Advisor Class and Institutional Class shares of the Fund, respectively. This agreement is in effect until December 31, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended August 31, 2023, the Advisor waived a portion of its advisory fees totaling $193,310. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. At August 31, 2023, the amount of these potentially recoverable expenses was $274,825. The potential recoverable amount is noted as "Commitments and contingencies" as reported on the Statement of Assets and Liabilities. The Advisor may recapture all or a portion of this amount no later than August 31, of the years stated below:

2025	$81,515
2026	193,310
Total	$274,825

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended August 31, 2023, are reported on the Statement of Operations.

IMST Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended August 31, 2023, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2023

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended August 31, 2023, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At August 31, 2023, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$37,929,394

Gross unrealized appreciation	$466,203
Gross unrealized depreciation	(603,948)

Net unrealized appreciation/(depreciation)	$(137,745)

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2023, permanent differences in book and tax have been reclassified to paid-in capital and total distributable earnings/(deficit) as follows:

Increase (Decrease)
Paid-in Capital	Total accumulated earnings/(deficit)
$-	$-

As of August 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$521,138
Undistributed long-term capital gains	-
Tax accumulated earnings	521,138

Accumulated capital and other losses	(10,086,810)
Unrealized appreciation/(depreciation) on investments	(137,745)
Net unrealized appreciation (depreciation) on foreign currency translations	(8,437)
Unrealized Trustees' deferred compensation	(11,303)
Total accumulated earnings/(deficit)	$(9,723,157)

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2023

The tax character of distributions paid during the fiscal years ended August 31, 2023 and August 31, 2022, were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$-	$1,359,495
Net long-term capital gains	-	10,604,072
Total distributions paid	$-	$11,963,567

As of August 31, 2023, the Fund had accumulated capital loss carryforwards as follows:

Not subject to expiration:
Short-term	$10,086,810
Long-term	-
Total	$10,086,810

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Investment Transactions

For the year ended August 31, 2023, purchases and sales of investments, excluding short-term investments, were $86,160,041 and $96,523,634, respectively.

Note 6 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of the Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended August 31, 2023, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its Advisor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, attributable to Advisor Class shares, payable to IMST Distributors, LLC. The Institutional Class does not pay any distribution fees.

For the year ended August 31, 2023, distribution fees incurred with respect to Advisor Class shares are disclosed on the Statement of Operations.

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2023

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2023

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of August 31, 2023, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3**	Total
Investments
Common Stock
Communication Services	$759,575	$804,098	$-	$1,563,673
Consumer Discretionary	820,650	917,829	-	1,738,479
Consumer Staples	-	436,168	-	436,168
Financials	424,551	-	-	424,551
Health Care	-	372,510	-	372,510
Industrials	6,048,879	1,175,499	-	7,224,378
Information Technology	1,569,562	748,842	-	2,318,404
Materials	788,329	1,274,852	-	2,063,181
Real Estate	392,348	-	-	392,348
Exchange-Traded Funds	15,438,113	-	-	15,438,113
Short-Term Investments	5,819,844	-	-	5,819,844
Total Investments	$32,061,851	$5,729,798	$-	$37,791,649

*	In accordance with procedures established by, and under the general supervision of, the Fund’s Board of Trustees, the values of certain equity securities listed or traded on foreign security exchanges may be adjusted due to changes in the value of U.S.-traded securities. In this circumstance, $5,729,798 of investment securities were classified as Level 2 instead of Level 1.

**	The Fund did not hold any Level 3 securities at period end.

Note 10 - Investments by Other Registered Investment Companies

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Rule 12d1-4 of the 1940 Act permits other investment companies to invest in the Fund beyond the limits in Section 12(d)(1), subject to certain terms and conditions, including that such investment companies enter into an agreement with the Fund.

Note 11 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2023

Note 12 – New Accounting Pronouncements and Regulatory Updates

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and exchange-traded funds (ETFs) to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

Note 13 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

On October 20, 2023, based on the recommendation of the Advisor, the Board of Trustees of the Trust (the “Board”) has approved the conversion of the Fund’s Advisor Class shares into Institutional Class shares and the subsequent termination of the Fund’s Advisor Class. Effective immediately, the Advisor Class shares are closed to all new investment. The Advisor Class shares will be converted into Institutional Class shares and the Advisor Class will be terminated on November 30, 2023. In addition, the Board also approved the reorganization of the Fund into the AXS Astoria Inflation Sensitive ETF (the “Acquiring Fund”), an existing series of Investment Managers Series Trust II (the “Reorganization”).

The Reorganization will occur pursuant to an Agreement and Plan of Reorganization (the “Plan”). The Plan provides for the Fund to transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and cash in lieu of fractional Acquiring Fund shares (if any) and the Acquiring Fund’s assumption of the Fund’s liabilities. Each shareholder of the Fund will receive shares of the Acquiring Fund and cash in lieu of fractional Acquiring Fund shares (if any) equal to the value of the shares of the Fund owned by the shareholder prior to the Reorganization. The Reorganization is not generally expected to result in the recognition of gain or loss by the Fund or its shareholders for U.S. federal income tax purposes (except with respect to cash received by shareholders in lieu of fractional shares, if any). AXS Investments LLC will bear the costs related to the Reorganization.

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2023

The Board will call a meeting of the shareholders of the Fund to vote on the Plan. Management of the Trust expects the shareholder meeting to be held on or about January 12, 2024. If the Reorganization is approved by Fund shareholders, the Reorganization is expected to take effect in the first quarter of 2024.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of the KL Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the KL Allocation Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of August 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 30, 2023

KL Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 998-9890. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
“Independent” Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	2	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	2	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman, NICSA, an investment management trade association (1993 – 1996).	2	None.

KL Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
“Independent” Trustee:
James E. Ross [a] (born 1965) Trustee	Since December 2022	Non-Executive Chairman and Director, Fusion Acquisition Corp. II, a special purpose acquisition company (March 2021 – present); Non-Executive Chairman and Director, Fusion Acquisition Corp., a special purpose acquisition company (June 2020 – September 2021); Executive Vice President, State Street Global Advisors, a global asset management firm (2012 – March 2020); Chairman and Director, SSGA Funds Management, Inc., a registered investment advisor (2005 – March 2020); Chief Executive Officer, Manager and Director, SSGA Funds Distributor, LLC, a broker-dealer (2017 – March 2020).	2

SPDR Index Shares Funds, a registered investment company (includes 26 portfolios); SPDR Series Trust, a registered investment company (includes 125 portfolios); Select Sector SPDR Trust, a registered investment company (includes 11 portfolios); SSGA Active Trust, a registered investment company (includes 14 portfolios); Fusion Acquisition Corp II.

KL Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Interested Trustee:
Maureen Quill a* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013 – December 2020); Vice President, Investment Managers Series Trust (December 2013 – June 2014).	2

FPA Funds Trust (includes 2 portfolios), Bragg Capital Trust (includes 2 portfolios), FPA New Income, Inc. and FPA U.S. Core Equity Fund, Inc., each a registered investment company; Source Capital, Inc., a closed-end investment company.

Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).

			N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022); Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).

			N/A	N/A

KL Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Officers of the Trust:
Diane Drake [b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); and Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

b	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.

d	The Trust is comprised of 50 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the Knowledge Leaders Developed World ETF which is offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.

e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.

*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

KL Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on March 14-16, 2023, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Knowledge Leaders Capital, LLC (the “Investment Advisor”) with respect to the KL Allocation Fund series of the Trust (the “Fund”) for an additional one-year term from when it otherwise would expire. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the Morningstar Developed Markets Large-Mid Cap Index (the “Morningstar Large-Mid Cap Index”), the Morningstar U.S. Treasury Bond Index (the “Morningstar Treasury Index”), and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Tactical Allocation fund universe (the “Fund Universe”) for the one-, three-, five-, and ten-year periods ended December 31, 2022; and reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent, and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total return for the ten-year period was above the Fund Universe median return and the Morningstar Treasury Index return, was the same as the Peer Group median return, but was below the Morningstar Large-Mid Cap Index return by 3.93%. The Fund’s annualized total return for the three-year period was above the Morningstar Treasury Index return, but below the Fund Universe median return by 1.90%, the Peer Group median return by 3.50%, and the Morningstar Large-Mid Cap Index return by 3.78%. For the five-year period, the Fund’s annualized total return was below the Morningstar Treasury Index return, the Peer Group and Fund Universe median returns, and the Morningstar Large-Mid Cap Index return by 0.22%, 3.22%, 3.27%, and 5.43%, respectively. The Fund’s total return for the one-year period was below the Morningstar Large-Mid Cap Index return, the Peer Group and Fund Universe median returns, and the Morningstar Treasury Index return by 0.65%, 5.71%, 5.76%, and 6.47%, respectively. The Trustees considered the Investment Advisor’s assertion that the Fund’s underperformance was due to the Fund’s tilt towards growth companies, which generally underperformed value companies over recent periods, and the Fund’s overweight allocation to equities in 2022, when equity values declined significantly. The Trustees also observed that the Fund’s volatility of returns, as measured by its standard deviation, and its downside volatility, as measured by its Morningstar risk score, ranked it in the first or second quartile of the funds (which are the most favorable) in the Peer Group and Fund Universe for the one-, three-, five-, and ten-year periods.

KL Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board noted its familiarity with the Investment Advisor as the investment advisor for another series of the Trust, and considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was lower than the Peer Group median, but higher than the Fund Universe median by 0.11%. The Trustees noted that the advisory fee charged by the Investment Advisor to the Fund is higher than the fees the Investment Advisor typically charges to manage wrap-fee and managed-account programs using the same strategy as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s wrap-fee and managed-account programs, and that the Investment Advisor provides more services to the Fund than it does to the wrap-fee and managed-account programs. The Trustees also considered that the Fund’s advisory fee was within the range of the advisory fee paid by the other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Peer Group and Fund Universe medians by 0.08% and 0.24%, respectively. The Trustees observed, however, that the average net assets of the Fund’s class considered by Broadridge were significantly lower than the average net assets of corresponding classes of funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes. The Trustees also considered that the Fund’s total expenses were not in the highest quartile of the Peer Group.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability, Benefits to the Investment Advisor, and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended December 31, 2022. The Board noted that the Investment Advisor had waived a portion of its advisory fee for the Fund, and that the Investment Advisor had not realized a profit with respect to the Fund.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than the receipt of its investment advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, the intangible benefits of the Investment Advisor’s association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance. The Trustees also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow. In that connection, the Trustees also considered that the Investment Advisor was sharing the benefits of any potential economies of scale with the Fund’s shareholders by investing in enhancements to the firm’s personnel and compliance and operational infrastructure.

KL Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement.

KL Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”) met on March 15-16, 2023 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the KL Allocation Fund series of the Trust (the “Fund”) pursuant to the Liquidity Rule. The Board has appointed Knowledge Leaders Capital, LLC, the investment adviser to the Fund, as the program administrator (“Program Administrator”) for the Fund Program. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator and the Fund, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

●	The Fund Program’s liquidity classification methodology for categorizing the Fund’s investments;

●	An overview of market liquidity for the Fund during the Program Reporting Period;

●	The Fund’s ability to meet redemption requests;

●	The Fund’s cash management;

●	The Fund’s borrowing activity, if any, in order to meet redemption requests;

●	The Fund’s compliance with the 15% limit of illiquid investments; and

●	The Fund’s status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for the Fund to adopt a highly liquid investment minimum (“HLIM”).

The Report stated that the Fund primarily holds assets that are defined under the Liquidity Rule as "highly liquid investments," and therefore the Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Period.

In the Report, the Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage the Fund’s liquidity risk; (ii) the Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, the Fund was able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

KL Allocation Fund
EXPENSE EXAMPLE

For the Six Months Ended August 31, 2023 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Advisor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2023 to August 31, 2023.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

KL Allocation Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		3/1/23	8/31/23	3/1/23-8/31/23
Advisor Class	Actual Performance	$1,000.00	$1,022.90	$7.79
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.51	7.77
Institutional Class	Actual Performance	$1,000.00	$1,024.90	$6.53
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.76	6.51

*	Expenses are equal to the Fund's annualized expense ratio of 1.53% and 1.28% for Advisor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

KL Allocation Fund

A series of Investment Managers Series Trust

Investment Advisor

Knowledge Leaders Capital, LLC

1600 Broadway, Suite 1600

Denver, Colorado 80202

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.acaglobal.com

FUND INFORMATION

	TICKER	CUSIP
KL Allocation Fund - Advisor Class	GAVAX	461 418 667
KL Allocation Fund - Institutional Class	GAVIX	461 418 659

Privacy Principles of the KL Allocation Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the KL Allocation Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 998-9890 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 998-9890 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (888) 998-9890.

KL Allocation Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 998-9890

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-998-9890.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. William H. Young is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 08/31/2023	FYE 08/31/2022
Audit Fees	$ 16,650	$ 16,100
Audit-Related Fees	N/A	N/A
Tax Fees	$ 2,800	$ 2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 08/31/2023	FYE 08/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 08/31/2023	FYE 08/31/2022
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	11/08/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	11/08/2023

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	11/08/2023